                        INTERNATIONAL HOUSE OF PANCAKES
                        -------------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                  As Amended and Restated as of July 12, 1991
                  -------------------------------------------

                            Amendment No. 2 to ESOP
                            -----------------------

        WHEREAS, IHOP Corp. ("Company") maintains the International House of Pancakes Employee Stock Ownership Plan ("ESOP"), as amended and restated effective as of July 12, 1991, for the benefit of its employees; and

        WHEREAS, it is desirable to amend the ESOP in order to permit participation in the ESOP by the eligible employees of designated affiliates of the Company and to make additional changes required by the Internal Revenue Service as a condition to the issuance of a favorable determination letter:

        NOW, THEREFORE, the ESOP is hereby amended as follows:

        1. The second paragraph of Section 1 is modified by adding the following, effective January 1, 1989:

            "Notwithstanding the foregoing, the amendment and restatement of the Plan shall be effective as of January 1, 1989, to the extent required to conform to the requirements of the Tax Reform Act of 1986, and the regulations, rulings and announcements published by the Internal Revenue Service in connection therewith. "

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        2.  The definitions of "Compensation," "IHOP" and "Service" in Section 2
of the ESOP are hereby restated to read as follows, and a new defined term, "Affiliate," is added, effective as of January 3, 1994:

            "Affiliate............      Any corporation which is a member of a
                                        controlled group of corporations (within the meaning of Section 414(b) of the
                                        Code) or a group of trades or businesses
                                        (whether or not incorporated) that are
                                        under common control (within the meaning of Section 414(c) of the Code) of which IHOP Corp. is also a member.

            Compensation..........      The compensation of a Participant
                                        received from IHOP during the calendar
                                        year ending on or about the end of the
                                        Plan Year, as reported on the
                                        Participant's Wage and Tax Statement
                                        (Form W-2), including amounts paid in
                                        cash as salary, wages, bonuses, overtime pay, tips and taxable fringe benefits, but excluding any amount in excess of $222,220 (as adjusted after 1991 for increases in the cost of living pursuant to Section 401(a)(17) of the Code) and excluding any amount in excess of $150,000 (as adjusted after 1994 for increases in the cost of living) for Plan Years beginning after December 31,
                                        1993. For purposes of applying these
                                        limitations, the Compensation of a 5%
                                        owner or of a Highly Compensated
                                        Employee who is one of the ten most
                                        Highly Compensated Employees shall be
                                        aggregated with the Compensation of his
                                        spouse and his lineal descendants who
                                        are under age 19.

            IHOP..................      IHOP Corp., a Delaware corporation,
                                        International House of Pancakes, Inc., a
                                        Delaware corporation, and any other
                                        affiliate which is desig-

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                                            nated by the Board of Directors and
                                            which adopts the Plan for the bene-
                                            fit of its Employees.

                       Service..........    Employment with IHOP or an Affili-
                                            ate."

      3. The second sentence of Section 3(a) is modified, effective January 1, 1989, by replacing the words "...one full year of Service..." with the words
"...one year of Service...."

     4. The fourth sentence of Section 3(a) is restated to read as follows, effective as of January 1, 1989:

     "For this purpose, the eligibility computation period for determining the one year of Service shall initially be the period of 12 consecutive months beginning with the Employee's initial Hour of Service and thereafter shall be the period of 12 consecutive months beginning on each anniversary of his completion of his initial hour of Service."

     5. Section 10(a) is restated in its entirety to read as follows, effective as of January 3, 1994:

         "(a) Vesting - A Participant's interest in his Accounts shall become 100% vested and nonforfeitable if he (1) is employed by IHOP or an Affiliate on or after his 65th birthday, (2) incurs a Disability while employed by IHOP or an Affiliate, (3) dies while employed by IHOP or an Affiliate

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      or (4) completes five years of Credited Service (after 1986)."

      6.   Section 10(b) is modified by adding the following:

           "For this purpose, a Participant who is not vested in the final balances is his Accounts will be deemed to have received a complete distribution of his Account balances as of the date on which he incurs a one-year Break in Service."

      7. Section 11(a) is modified by deleting the words "...with IHOP..." from the first sentence thereof, effective as of January 3, 1994.

      8. Section 14(c) is modified by adding the following, effective as of January 1, 1993:

      "A distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the regulations under the Code is given provided that the Participant is informed that he has a right to a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option) and the Participant affirmatively elects to receive a distribution after receiving the notice."

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     9.   Section 14 of the ESOP is modified by adding the following thereto, effective as of January 1, 1993:

          "(e) If a distribution of a Participant's Capital Accumulation occurs after December 31, 1992, and is neither one of a series of annual installments over a period of ten years (or more) nor the minimum amount required to be distributed pursuant to the second sentence of Section 12(c), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the distribution paid directly to any individual retirement account or annuity, a qualified defined contribution plan or a qualified annuity plan. If such a distribution is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an individual retirement account or annuity. Any election under this Section 14(e) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with
Section 401(a)(31) of the Code."

     10. Section 21 is modified by adding the following new paragraph (e), effective as of January 1, 1989:

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           "(e)  For any Plan Year in which the Plan is "top-heavy," Statutory
     Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of (1) $200,000 for Plan Years ending before December 31, 1993 (as adjusted for increases in the cost of living) or (2) $150,000 for any Plan Year beginning after December 31, 1993 (as adjusted for increases in the cost of living)."

     To record the adoption of this Amendment No. 2 to the ESOP, the Company and International House of Pancakes, Inc. have caused it to be executed this 25th day of February, 1994.

                                   IHOP CORP.

                                   By /s/ Richard K. Herzer
                                      --------------------

                                   By /s/ Mark D. Weisberger
                                      --------------------

                                   INTERNATIONAL HOUSE OF
                                   PANCAKES, INC.

                                   By /s/ Richard K. Herzer
                                      --------------------

                                   By /s/ Mark D. Weisberger
                                      --------------------

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